EXHIBIT 10.13D

AMENDMENT TO

SEPARATION AGREEMENT

This AMENDMENT TO SEPARATION AGREEMENT (this “Amendment”), is made and entered into effective as of September 25, 2009 (the “Effective Date”), by and between Codexis, Inc., a Delaware corporation (the “Company”), and Robert S. Breuil (“Executive”).

WHEREAS, the Company and the Executive desire to amend that certain Separation Agreement between the Company and Executive dated as of June 30, 2009 (the “Agreement”) to correctly reference the number of vested options held by Executive as of September 25.

NOW, THEREFORE, in consideration of the premises and the mutual covenants and conditions herein, the Company and the Executive hereby agree as follows, effective as of the Effective Date.

1. Amendment. The Agreement is hereby amended as follows:

1.1 Vested Options. The reference to “441,527” in Section 3(c) of the Agreement is deleted and replaced with “442,824.”

1.2 Option Detail. The references to “37,609” and “61,302.67” in the third row of the table set forth on Exhibit A of the Agreement are deleted and replaced with “38,906” and “63,416.78,” respectively.

1.3 Option Totals. The references to “441,527” and “$754,251.66” in the seventh row of the table set forth on Exhibit A of the Agreement are deleted and replaced with “442,824” and “$756,365.77,” respectively.

2. Counterparts. This Amendment may be executed in one or more facsimile, electronic or original counterparts, each of which shall be deemed an original and both of which together shall constitute one and the same instrument.

3. Ratification. All terms and provisions of the Agreement not amended hereby, either expressly or by necessary implication, shall remain in full force and effect. From and after the date of this Amendment, all references to the term “Agreement” in the Agreement shall include the terms contained in this Amendment.

4. Conflicting Provisions. In the event of any conflict between the original terms of the Agreement and this Amendment, the terms of this Amendment shall prevail.

IN WITNESS WHEREOF, this Amendment to Separation Agreement has been duly executed by or on behalf of the parties hereto as of the date first above written.

EXECUTIVE	CODEXIS, INC.

/s/ Robert S. Breuil	By:	/s/ Alan Shaw
Robert S. Breuil		Alan Shaw, President & CEO